SUPPLEMENT DATED AUGUST 27, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2020

FOR SMALL-CAP INDEX PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2020 for the Small-Cap Index Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

In the Principal Investment Strategies subsection, the third paragraph is deleted and replaced with the following:

The Fund will generally invest in any number of the stocks in the index with industry weightings in approximately the same proportions as their weightings in the index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries (a group of industries is also known as a sector).

In addition, the following is added to the Principal Risks subsection:

•                 Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is more broadly defined than an industry classification) to the same approximate extent as its index is invested in that sector. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector.